UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2006

The Wilber Corporation
(Exact name of registrant as specified in its charter)

New York	001-31896	15-6018501
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

245 Main Street, Oneonta, New York 13820
(Address of principal executive offices)

Registrant’s telephone number, including area code: (607) 432-1700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On July 25, 2006, The Wilber Corporation issued a press release announcing the declaration of its quarterly dividend and earnings for the quarter ended June 30, 2006. This amended Form 8K filing is provided to correct an inadvertent typographical error in the press release issued on July 25, 2006, which indicated the Company recorded $250 million in net-charge offs during the second quarter of 2005. The Company’s net-charge offs for the second quarter of 2005 were $250 thousand. The revised press release is filed as Exhibit 99.1 to this report.

Item 9.01      Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit
No.	Description

99.1	Amended press release, dated July 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILBER CORPORATION
(Registrant)

/s/ Joseph E. Sutaris
Joseph E. Sutaris
Secretary, Treasurer & Chief Financial Officer

Date: July 27, 2006

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Amended press release, dated July 27, 2006

4